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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2006

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24640                    64-0872630
         --------                     -------                    ----------
     (State or other                (Commission                (I.R.S. Employer
     jurisdiction of                File Number)               Identification
     incorporation)                                            Number)

                                   Suite 1000
                          10050-112 Street, 10th Floor
                        Edmonton, Alberta, Canada T5K 2J1
          -------------------------------------------------------------
         (Address of Principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:               (780) 431-0086
                                                                  --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On May 16, 2006, John Meeske joined Myriad Entertainment & Resorts, Inc.'s Board of Directors.




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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MYRIAD ENTERTAINMENT & RESORTS, INC.
                                            ------------------------------------
                                            (Registrant)

Date: May 19, 2006.                         By: /s/ Scott Hawrelechko
                                                --------------------------------
                                                Scott Hawrelechko,
                                                President and CEO